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                                                                    Exhibit 23.1



                   CONSENT AND REPORT OF INDEPENDENT CERTIFIED
                                PUBLIC ACCOUNTANT





     We hereby consent to the incorporation of our report dated June 26, 2000 included (or incorporated by reference) in this Form 10-K/A, into the Company's previously filed registration Statements File Nos. 33-40341 and 333-71855.



                                                            HAUSSER + TAYLOR LLP



Cleveland, Ohio
July 31, 2000